Exhibit 99.1

Transocean Ltd. Announces CEO Succession Plan

STEINHAUSEN, Switzerland—February 18, 2025–Transocean Ltd. (NYSE: RIG) today announced its plan for key leadership changes pursuant to the company’s multi-year succession planning strategy. As part of this plan, Keelan Adamson, the company’s President and Chief Operating Officer, will become President and Chief Executive Officer following a transition period, which is expected to conclude during the second quarter of 2025. Mr. Adamson will succeed Jeremy Thigpen, who has led Transocean as Chief Executive Officer since 2015. Mr. Adamson is also expected to be nominated to join the Board of Directors at the company’s 2025 annual general meeting of shareholders.

Mr. Thigpen will continue serving as Chief Executive Officer until Mr. Adamson’s appointment and will continue his service as a member of the company’s Board of Directors through his current term. Thereafter, subject to shareholder approval at the 2025 annual general meeting, Mr. Thigpen is expected to be appointed as Executive Chair of the Board of Directors, and Mr. Chad Deaton, Transocean’s current Chair of the Board, will transition to Lead Independent Director.

“Keelan is an experienced executive who has a deep understanding of our business, our customers and our industry,” Mr. Deaton said. “Throughout his three decades with Transocean, where his experience has taken him from the drill floor to the executive level, Keelan has helped to shape the foundation of the company and position Transocean for sustained success as the industry’s market leader. This transition represents the culmination of a key part of our multi-year, rigorous and thoughtful succession plan designed to develop internal talent and maintain business and leadership continuity.  Keelan is well-prepared for this opportunity.”

Mr. Deaton continued, “On behalf of the entire Board, I would like to recognize and thank Jeremy for leading Transocean through the most challenging market in the history of offshore drilling. He guided Transocean as we transformed our fleet through opportunistic asset transactions, as well as the acquisition of two major competitors; under his leadership, we placed into service the most technologically advanced rigs in the world, including the first 8th generation, 20K drillships. He oversaw the continuation of Transocean’s legacy for leading the industry in innovation, with the application of new technologies that improve the safety, reliability and efficiency of our operations. Jeremy’s contributions and leadership have been recognized and appreciated by the entire industry, and we look forward to his continued work with Transocean as he transitions into his new role.”

Mr. Adamson has served as Transocean’s President and Chief Operating Officer since February 2022. Prior to that time, he served as the company as Executive Vice President and Chief Operations Officer from August 2018 to February 2022, as Senior Vice President, Operations from October 2017 to July 2018, and as Senior Vice President, Operations Integrity and HSE, from June 2015 to October 2017. As part of his responsibilities during this period, Mr. Adamson oversaw the company’s Technical Services team from May 2016 to October 2017. He also served as the company’s Vice President, Human Resources from December 2012 to May 2015, and has held other executive positions with the company, including as the Vice President overseeing Major Capital Projects and Engineering. He joined Transocean in 1995 and has held rig management positions in the United Kingdom, Asia and Africa, sales and marketing leadership roles, and served as the Managing Director for the company's business in North America, Canada and Trinidad. Mr. Adamson earned a bachelor's degree in Aeronautical Engineering from The Queens University of Belfast and completed the Advanced Management Program at Harvard Business School.

“I am honored by and grateful for the opportunity to lead Transocean and its talented and dedicated workforce," said Mr. Adamson. “With the highest specification fleet in the industry and the unparalleled experience of our offshore crews and shore-based support personnel, we are well-positioned for success. As I work alongside the entire Transocean team as CEO, we will maintain a sharp focus on executing our business strategy – delivering enhanced shareholder value by optimizing operations, safely and efficiently meeting our customers’ objectives and meaningfully reducing our debt. It is an honor to succeed Jeremy, who skillfully guided Transocean through an unprecedented industry downturn and prepared it for the opportunities that we are realizing today.”

In reflecting on his tenure as Chief Executive Officer, Mr. Thigpen said, “The trust and support the Board and the entire Transocean team provided during my tenure as CEO helped assemble an impressive team that operates the industry’s most technologically advanced assets, while executing on strategies that preserved and enhanced shareholder value. Transocean is a resilient and strong organization, made stronger by leaders like Keelan whom I have had the pleasure of working closely with for the past decade. Keelan is the right person to lead Transocean as we build upon the company’s position as the leader in offshore drilling.”

About Transocean

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. Transocean specializes in technically demanding sectors of the global offshore drilling business with a particular focus on deepwater and harsh environment drilling services and operates the highest specification floating offshore drilling fleet in the world.

Transocean owns or has partial ownership interests in and operates a fleet of 34 mobile offshore drilling units, consisting of 26 ultra-deepwater floaters and eight harsh environment floaters.

Forward-Looking Statements

The statements described herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements could contain words such as “possible,” “intend,” “will,” “if,” “expect,” or other similar expressions. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are beyond our control, and in many cases, cannot be predicted. As a result, actual results could differ materially from those indicated by these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, the cost and timing of mobilizations and reactivations, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the fluctuation of current and future prices of oil and gas, the global and regional supply and demand for oil and gas, the intention to scrap certain drilling rigs, the effects of the spread of and mitigation efforts by governments, businesses and individuals related to contagious illnesses, and other factors, including those and other risks discussed in the company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, and in the company’s other filings with the SEC, which are available free of charge on the SEC’s website at: www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement. We expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations or beliefs with regard to the statement or any change in events, conditions or circumstances on which any forward-looking statement is based, except as required by law. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s website at: www.deepwater.com.

This press release, or referenced documents, do not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and do not constitute an offering prospectus within the meaning of the Swiss Financial Services Act (“FinSA”) or advertising within the meaning of the FinSA. Investors must rely on their own evaluation of Transocean and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean.

Analyst Contact:

Alison Johnson

+1 713-232-7214

Media Contact:

Pam Easton

+1 713-232-7647